UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): August 10, 2006
HSBC Home Equity Loan Trust (USA) 2006-2
(Exact name of the issuing entity)
Commission File Number of the issuing entity: 333-132348-03
HSBC Home Equity Loan Corporation I
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-132348
HSBC Finance Corporation
(Exact name of the sponsor as specified in its charter)

Delaware	36-3955292
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.
Incorporation of the depositor)	of the depositor)

2700 Sanders Road, Prospect Heights, Illinois	60070
(Address of Principal Executive Offices of the depositor)	(Zip Code)
The depositor’s telephone number, including area code (847) 564-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Legality Opinion, Tax Opinion and Consent

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
5.1	Legality Opinion of Sidley Austin LLP.

8.1	Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 and 8.1).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC HOME EQUITY LOAN CORPORATION I

By:	/s/ David J. Hunter
Name: David J. Hunter
Title: Vice President and Assistant Treasurer
Dated: August 10, 2006

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Exhibit Index
5.1	Legality Opinion of Sidley Austin LLP

8.1	Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 and 8.1)

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